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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: February 21, 2000)


                           AMERUS LIFE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


           IOWA                          0-21459                  42-1459712
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


           699 WALNUT STREET
           DES MOINES, IOWA                    50309-3948
(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code:    (515) 362-3600

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The Form 8-K of the Registrant dated February 21, 2000, and filed on February
22, 2000, is hereby amended to include the Combination and Investment Agreement attached hereto as Exhibit 2.1 and certain Investment Advisory Agreements attached hereto as Exhibits 10.1-10.4.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERUS LIFE HOLDINGS, INC.

                                By: /s/ Michael G. Fraizer
                                    -----------------------------
                                    Michael G. Fraizer
                                    Executive Vice President &
                                    Chief Financial Officer
Dated:  February 21, 2000



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                                    EXHIBITS


Exhibit 2.1 Combination and Investment Agreement among American Mutual Holding Company, AmerUs Life Holdings, Inc., Indianapolis Life Insurance Company, and the Indianapolis Life Group of Companies dated February 18, 2000

Exhibit 10.1 Investment Advisory Agreement by and between Indianapolis Life Insurance Company and AmerUs Capital Management Group, Inc. dated February 18, 2000

Exhibit 10.2 Investment Advisory Agreement by and between Western Security Life Insurance Company and AmerUs Capital Management Group, Inc. dated February 18, 2000

Exhibit 10.3 Investment Advisory Agreement by and between Bankers Life Insurance Company of New York and AmerUs Capital Management Group, Inc. dated February 18, 2000

Exhibit 10.4 Investment Advisory Agreement by and between IL Annuity and Insurance Company and AmerUs Capital Management Group, Inc. dated February 18, 2000